Nasdaq: AFH 2016 Second Quarter Conference Call August 2, 2016

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 2 Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 3 3 Atlas Key Takeaways / Snapshot NASDAQ: AFH At 6/30/2016 At 12/31/2015 Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Core Target Markets Taxi / Limo / Livery / Paratransit Cash and Investments $240.3 million $233.3 million Total Assets $413.1 million $411.3 million Total Atlas Shareholders’ Equity $143.0 million $129.6 million Common Shares Outstanding (includes Restricted Share Units) 12,045,519 12,045,519 Book Value Per Outstanding Common Share $11.27 $10.15 • Earnings per common share diluted for the second quarter of 2016 were $0.38, representing a $0.07 or 22.6% increase from second quarter 2015 • Annualized return on equity (“ROE”) was 14.0% in the second quarter 2016 compared to 13.2% in the prior year period • Book value per common share on June 30, 2016 was $11.27, compared to $10.15 at December 31, 2015 and $9.48 at June 30, 2015 • Company reiterates $260 to $290 million premium forecast for full year 2016 and emphasis on underwriting profit versus top line growth

2016 Q2 Financial and Operating Highlights

Premium Growth

- Gross written premiums increased 3.8% to $48.4 million
- Results remain on track for previously announced premium guidance during seasonally lowest premium quarter
- In-force premium at June 30, 2016 was $219.8, compared to $210.6 million at 12/31/2015, and $186.2 million at 6/30/15

Improving Underwriting Performance

- Underwriting income increased by 28% to $6.4 million
- Combined ratio improved by 2.2 pts. To 84.8%
- 13th consecutive quarter of CR under 95%
- 8th straight under 90%
- 2nd straight under 85%

Book Value / ROE

- Book value per share improved to $11.27, a YoY increase of 18.9%
- Annualized return on average common equity[1] ("ROACE") was 14.7% for the quarter ended June 30, 2016

(1) Return on average common equity (ROACE)=(net income - preferred dividends)/average common equity; this formula is non-U.S. GAAP measure.

Recapping 2016 Financial Expectations

- ✓ Forecast of $260 to $290 million in gross premiums written in 2016, with emphasis on underwriting profit as priority
- ✓ Expense ratio is a range of 24.5% to 26.5%
- ✓ Exceed P&C industry Return on Equity ("ROE") by 500 – 1,000 bps
  - P&C Industry average ROE was approximately 8% in the past year based on data from SNL Financial
  - AFH ROACE[1] for Q2 2016 was 14.7% (annualized)

August 2, 2016 Atlas Financial Holdings, Inc. Second Quarter Conference Call 4

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 5 5 % Increase 3.8% 21.4% 18.9% 2016 Q2 Financial and Underwriting Highlights $46.6 $48.4 $45.5 $46.0 $46.5 $47.0 $47.5 $48.0 $48.5 $49.0 Q2 2015 Q2 2016 Gross Written Premium $6.4 $7.5 $5.8 $6.0 $6.2 $6.4 $6.6 $6.8 $7.0 $7.2 $7.4 $7.6 Q2 2015 Q2 2016 Income from Operating Activities Before Tax $0.31 $0.38 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q2 2015 Q2 2016 Earnings per Common Share Diluted $9.48 $11.27 $8.50 $9.00 $9.50 $10.00 $10.50 $11.00 $11.50 Q2 2015 Q2 2016 Book Value per Common Share 22.6% Premium Growth GPW increased by 3.8% to $48.4 million in seasonably lowest GPW quarter • GPW increased 3.5% in core commercial auto business • Overall premium shifted toward limo / paratransit during period Strong Underwriting Results Combined ratio improved by 2.2 percentage points year-over-year to 84.8% Book Value Growth Atlas has increased book value in each of the past 15 quarters • $11.27 at 6/30/2016 compared to $10.15 at 12/31/2015 and $9.48 at 6/30/2015 $ in millions except per share data

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 6 Consistent Quarterly Year/Year Margin Improvement Since 2013 U.S. IPO 6 Combined Operating Ratio (“COR”) 63.9% 62.3% 59.2% 58.8% 30.5% 28.4% 27.8% 26.0% 2 0 1 3 2 0 1 4 2 0 1 5 Q 2 2 0 1 6 Loss & LAE Ratio Underwriting Expense Ratio 75% 80% 85% 90% 95% 100% Q1 Q2 Q3 Q4 2013 2014 2015 2016 Three Month Periods Ended 30-Jun-16 30-Jun-15 Loss ratio 58.8% 58.8 % Underwriting expense ratio 26.0% 28.2 % Combined Operating Ratio 84.8% 87.0%

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 7 GWP Historically Driven by Second Half Financial Results • Increased livery and para-transit premiums during the second quarter / with some intermediate declines in vehicles in force in the traditional taxi business moderating growth Note: Atypically high due to Q1 ’15 including partial Global Liberty GWP

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 8 Gross Written Premium: In-force 8 At June 30, 2016, in-force premium was $219.8 million and the Company’s gross unearned premium reserve was $112.4 million.

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 9 Geographic Diversification 9 9 NY, 26.2% IL, [VALUE] CA, [VALUE] NV, [VALUE] MI, [VALUE] MI, 4.7% VA, 4.2% WA, 3.9% LA, [VALUE] OR, [VALUE] Other, 24.1% NY, 28.0% IL, [VALUE] CA, [VALUE] NV, [VALUE] MI, [VALUE] MN, 7.7% TX, 3.8% VA, 2.8% LA, [VALUE] OR, [VALUE] Other, 24.2% New York $12,649 $13,054 California 6,808 5,022 Minnesota 3,543 2,860 Louisiana 2,579 1,806 Texas 2,449 2,785 Michigan 2,273 3,580 Virginia 2,013 1,773 Washington 1,886 1,289 Ohio 1,362 1,402 Ill inois 1,108 1,701 Other 11,683 11,303 Total $48,353 $46,575 24.1% 24.2% 100.0% 100.0% 3.9% 2.8% 2.8% 3.0% 2.3% 3.7% 5.1% 6.0% 4.7% 7.7% 4.2% 3.8% 14.1% 10.8% 7.3% 6.1% 5.3% 3.9% 26.2% 28.0% Quarter Ended June 30, 2016 Quarter Ended June 30, 2015 Nationwide market share is estimated at approximately 10%, with proportionate share forecast at 20% Gross premium writ en by state (in $000)

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 10 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Jan-1 4 Fe b -1 4 Ma r-1 4 A p r-1 4 May-1 4 Ju n -1 4 Ju l-1 4 A u g-1 4 Se p -1 4 O ct -1 4 N o v-1 4 D ec -1 4 Jan-1 5 Fe b -1 5 Ma r-1 5 A p r-1 5 May-1 5 Ju n -1 5 Ju l-1 5 A u g-1 5 Se p -1 5 O ct -1 5 N o v-1 5 D ec -1 5 Jan-1 6 Fe b -1 6 Ma r-1 6 A p r-1 6 May-1 6 Operating Activities: Underwriting (commercial business only: excludes Global Liberty) 10 Bound/Application Ratio Current target of 52%. Market conditions continue to show support for mid single digit rate increases (magnitude varies by geography. Note: From Q4 ’15 forward, data is compiled from the newly launched AtlasX (Duck Creek) policy system. The basis for hit ratio now includes additional submission information (not only commercial auto accounts that are quoted) – as a result, the numerator is approximately 15% higher than previously measured. As indicated last quarter our go-forward target was adjusted based on this change of measurement and expected market conditions.

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 11 Operating Activities: Underwriting (commercial business only: excludes Global Liberty) Renewal Retention (Policy Count) New Business Submissions (Monthly Vehicles Submitted) Target of 85% based on current market conditions. High single digit rate increases appear to have pushed tolerance levels in near-term, price elastic is being monitored closesly. 0% 20% 40% 60% 80% 100% 120% Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 1 4 M ay -1 4 Ju n -1 4 Ju l- 1 4 A u g- 1 4 Se p -1 4 O ct -1 4 N o v- 1 4 D ec -1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 1 5 M ay -1 5 Ju n -1 5 Ju l- 1 5 A u g- 1 5 Se p -1 5 O ct -1 5 N o v- 1 5 D ec -1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 1 6 M ay -1 6 Ju n -1 6 0 1000 2000 3000 4000 5000 6000 7000 8000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec New Vehicles (incls Expiring) Prior Year Vehicles In Force - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Actual Prior Year

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 12 Operating Leverage (Actual through Q2 2016) $25 mil equity raise 12 $15.5 mil Debt Begin use of Quota Share Reinsurance $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $179 $178 $177 $50 $49 $52 $51 $53 $52 $53 $54 $61 $62 $63 $81 $104 $112 $118 $122 $129 0.48 0.86 0.94 1.15 1.24 1.42 1.6 1.73 1.66 1.76 1.76 1.64 1.42 1.44 1.51 1.46 1.37 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 NWP Surplus NWP Core: Surplus (right axis) $24 $43 $49 $59 $66 $74 $85 $94 $101 $108 $111 $133 $148 $162 $179 $178 $177 $38 $40 $40 $50 $50 $54 $62 $65 $94 $97 $107 $111 $114 $119 $122 $129 $136 0.63 1.07 1.22 1.17 1.32 1.38 1.38 1.44 1.07 1.11 1.03 1.2 1.3 1.37 1.47 1.38 1.30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 NWP GAAP Common Equity NWP Core: GAAP Common Equity (Right Axis) m ill io n s m ill io n s STATUTORY GAAP

Financial Highlights 13

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 14 Q2 2016 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 3.8% to $48.4 million, which included an increase of 3.5% in our core commercial auto business • In-force premium at June 30, 2016 was $219.8 million, compared to $210.6 million at December 31, 2015 • The combined ratio for the second quarter of 2016 improved by 2.2 percentage points to 84.8% • Underwriting income for the second quarter of 2016 improved to $6.4 million, compared to $5.0 million • Earnings per common share diluted for the second quarter of 2016 were $0.38, representing a $0.07 or 22.6% increase from second quarter 2015 • Book value per common share on June 30, 2016 was $11.27, compared to $10.15 at December 31, 2015 and $9.48 at June 30, 2015 • Net income for the second quarter of 2016 was $4.9 million, or $0.38 per common share diluted, compared to $3.9 million, or $0.31 per common share diluted • Annualized return on average common equity was 14.7% in the second quarter of 2016 compared to 13.7% in 2015 1 14 (1) This is a Non-GAAP Financial Measurement which is defined in our August 1, 2016 Press Release

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 15 15 Detailed Impact of Changes to Book Value per Common Share Book value per common share of $11.27 increased by $1.12 relative to December 31, 2015 as follows: $0.75 increase related to net income after tax and before items below; $0.02 increase related to the change in net realized investment gains after tax; ($0.01) decrease related to the preferred share dividend liquidation; $0.26 increase related to the change in unrealized gains/losses after tax; $0.07 increase related to share based compensation; and $0.03 increase related to benefit inured from the acquisition of subsidiaries. $1.12 total change from December 31, 2015 book value per common share As of: (in '000s, except for shares and per share data) June 30, 2016 December 31, 2015 Atlas shareholders' equity $ 142,958 $ 129,622 Less: Preferred stock in equity 6,539 6,941 Less: Accumulated dividends on preferred stock 622 460 Common equity $ 1135,797 $ 122,221 Participative shares: Common shares outstanding 12,023,295 12,015,888 Restricted stock units (RSUs) 22,224 29,631 Total participative shares 12,045,519 12,045,519 Book value per participative share outstanding $ 11.27 $ 10.15

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 16 • Attractive investment leverage • Credit Facility: – $5 million one-year revolver, LIBOR + 2.75% ($2.4 million drawn) – $30 million five-year draw facility, LIBOR + 4.5% ($15.5 million drawn) Acquisitions with adverse development protection ($ in millions) June 30, 2016 December 31, 2015 Cash and Investments $240.3 $233.3 Total Assets $413.1 $411.3 Claim Reserves (Gross of Reinsurance) (1) (2) (3) $112.5 $127.0 Unearned Premiums $112.4 $108.2 Atlas Shareholders’ Equity $143.0 $129.6 16 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet with Availability of Capital to Support Growth

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 17 Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.2 years) Investment Portfolio • As of June 30, 2016, total investments equaled $217.9 million, of which fixed income consisted of 84.7% • Predominantly corporate and government bonds • Average S&P rating of AA • 29.3% AAA • 85.5% A or better 17 Government 21% Corporate 30% Mortgage Backed 25% Other Asset Backed 9% Other Investments 13% Equities 2% Investment Portfolio (6/30/2016) (1) (1) Investment portfolio is the combination of the portfolios of American Country Insurance Company, American Service Insurance Company, Inc., Gateway Insurance Company, and Global Liberty Insurance Co. of New York Credit ratings of fixed income securities portfolio (in '000s) As of: June 30, 2016 December 31, 2015 Amount % of Total Amount % of Total AAA/Aaa $ 54,137 29.3% $ 44,110 24.0 % AA/Aa 76,517 41.7% 83,116 45.2 % A/A 27,128 14.7% 28,765 15.7 % BBB/Baa 25,991 14.1% 26,512 14.4 % BB 715 0.4% 1,270 0.7 % B 84 — % — — % Total Fixed Income Securities $ 184,572 100.0% $ 183,773 100.0%

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 18 Outlook for 2H 2016 Favorable Outlook • Goal is to maximize ROE potential in the current cycle – Strong operating margins – Efficient and scalable capital structure – Operating leverage 18 Core Goal: Across market cycles, our objective is to exceed industry ROE by 500 to 1,000 bps Remain proactive to changing market dynamics – mobile app dispatch, more cars carrying people / items, in-vehicle technology Company has implemented measures to manage its operating leverage to match that of its business, with the objective of self-funding – $35 Million Line of credit from Fifth Third Bank – Quota share reinsurance – Implies approximate 25-40% growth rate year over year from 2015 / or 25% - 50% growth rate in 2H 2016 – Some quarterly shifting of business from traditional taxi premiums to black car / TNCs – Reduced average vehicles per policy expected due to larger percentage of owner operators – $400 to $450 million in written premium is proportionate share – Continued market share expansion in existing states Reiterates $260 to $290 million premium forecast for full year 2016 Emphasis on underwriting margin versus top-line growth

August 2, 2016 Atlas Financial Holdings, Inc. 2016 Second Quarter Conference Call 19 Nasdaq: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 19